Eaton Vance Cash Management Fund Eaton Vance Money Market Fund Supplement to Prospectus dated March 1, 2009

Effective December 4, 2009, shares of Eaton Vance Cash
Management Fund (“Fund”) will no longer be offered though
this prospectus. Please see the Fund’s prospectus dated
December 4, 2009 for information regarding the Fund.

Effective after the close of business on December 4, 2009,
shares of Eaton Vance Money Market Fund will no longer be
available for purchase or exchange.

December 4, 2009 4209-12/09 MMFPS

Eaton Vance Cash Management Fund Supplement to Statement of Additional Information dated March 1, 2009

Effective December 4, 2009, shares of Eaton Vance Cash
Management Fund (“Fund”) are no longer offered though this
Statement of Information (“SAI”). Please see the Fund’s SAI
dated December 4, 2009 for information regarding the Fund.

December 4, 2009